DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------

      Global bonds produced a global range of returns in 1997. The soaring U.S. dollar and declining interest rates in the developed countries stood in stark contrast to the currency collapse in Southeast Asia and the associated deterioration in credit quality. Diversification is a prime goal of the Lexington Ramirez Global Income Fund. This served us particularly well last year. For 1997, the Fund's total return was 5.0%*.

      We believe that we are well-positioned for 1998. The Fund enters the year with no exposure to the Asian markets. The portfolio's investments are equally balanced between Dollar and non-Dollar denominated securities and a portion of our non-Dollar exposure is hedged. We expect the U.S. Dollar to remain strong while Asian markets are in flux. Later in the year, however, we see greater strength in core European currencies, reflecting the better growth prospects in these economies.

      Our high income orientation also will be a big plus during the year ahead. Investors are starved for income and, as the Fund's cash returns for 1997 show, balancing high-yield non-Dollar emerging market debt with a spectrum of high quality developed market bonds can produce big dividends. For all of 1997, Lexington Ramirez Global Income Fund investors received 91 cents a share of income dividends and another 27 cents a share of capital gains. We look for a continued high income return in 1998 despite an anticipated drop in U.S. interest rates.

      Diversification is an important tool to reduce risk. For all of 1997, the Fund's price was no more volatile than that of a typical U.S. Treasury 10 year bond. (The Fund's average thirty-day price volatility was 4.1% compared with 4.0% for the ten year bond.) And, that volatility bought the Fund's investors an income return twice that of the U.S. Treasury bond. While 1997 was not a stellar year for the Fund, it is worth noting that over time the high income return will shine through. For example, over the last three years, the Lexington Ramirez Global Income Fund has enjoyed an average annual total return of 12.6%* (assuming the reinvestment of dividends). This matches the total return of the bellwether 10-year U.S. Treasury bond. Unlike U.S. Treasury securities, it should be noted however that many of the securities in which the fund invests are rated below investment grade and are not issued or guaranteed by the U.S. Government.

      We think U.S. dollar denominated high yield debt offers particularly good value in the coming year. The Fund has about 20% of its assets invested in such securities with a particular emphasis on mortgage securities. We look for the continued low interest rate level to speed mortgage refinancing and improve the credit quality of these securities. We have screened our high-yield corporate bonds and have sold the bonds of companies which might face increased competition from Asian exporters in 1998.



Sincerely,



/s/ Maria Fiorini Ramirez     /s/ Robert M. DeMichele   /s/ Denis P. Jamison
-------------------------     -----------------------   --------------------
    Maria Fiorini Ramirez         Robert M. DeMichele       Denis P. Jamison
    Portfolio Manager             President                 Portfolio Manager
    February, 1998                February, 1998            February, 1998


--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                    LEXINGTON RAMIREZ GLOBAL INCOME FUND AND
                THE UNMANAGED LEHMAN BROTHERS GLOBAL BOND INDEX


[The following table represents a line graph in the printed report.]


       Year            Ramirez             LBGBI
==========================================================
     12/31/94          $10,000            $10,000
     6/30/95           $11,054            $11,503
     12/31/95          $12,010            $12,018
     6/30/96           $12,471            $11,913
     12/31/96          $13,611            $12,664
     6/30/97           $13,903            $12,464
     12/31/97          $14,291            $12,795



                                           AVERAGE ANNUAL STANDARD TOTAL RETURNS
                                               FOR THE PERIOD ENDED 12/31/97
          ----------------------------------------------------------------------
          FUND/INDEX                                   1 YEAR    3 YEAR
          ----------------------------------------------------------------------
          LEXINGTON RAMIREZ
          GLOBAL INCOME FUND                            5.00%    12.64%
          ----------------------------------------------------------------------
          LEHMAN BROTHERS
          GLOBAL BOND FUND                              1.04%     8.56%
          ----------------------------------------------------------------------



*Prior to December 31, 1994, the Fund operated under a different investment objective.

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Lehman Brothers Global Bond Index. Results for the Fund and the Lehman Brothers Global Bond Index include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

--------------------------------------------------------------------------------


*5.00%, 8.18% and 8.17% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1997. Prior to December 31, 1994 the Fund operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997



PRINCIPAL                                        VALUE
AMOUNT OR SHARES         SECURITY              (NOTE 1)
--------------------------------------------------------------------------------
              LONG-TERM DEBENTURES:  86.9%
              GOVERNMENT OBLIGATIONS: 49.8%
              ARGENTINA:  4.4%
$ 1,400,000   Republic of Argentina
                5.50%, due 03/31/23 .......... $   1,029,868
                                               -------------
              BRAZIL:  6.7%
  1,995,455   Government of Brazil "C"
                4.50%, due 04/15/14 ..........     1,582,839
                                               -------------
              COSTA RICA:  3.3%
    900,000   Banco Costa Rica
                6.25%, due 05/21/10 ..........       778,500
                                               -------------
              DOMINICAN REPUBLIC: 4.1%
  1,200,000   Central Bank of Dominican Republic
                6.375%, due 08/30/24 .........       966,000
                                               -------------
              ECUADOR:  3.5%
  1,100,000   Government of Ecuador
                6.6875%, due 02/28/25 ........       830,729
                                               -------------
              GREECE: 7.2%
310,000,000*  Hellenic Republic
                11.00%, due 10/23/03 .........     1,056,639
200,000,000*  Hellenic Republic
                8.80%, due 06/19/07 ..........       648,569
                                               -------------
                                                   1,705,208
                                               -------------
              HUNGARY: 4.3%
200,000,000*  Government of Hungary
                21.00%, due 10/24/99 .........     1,020,865
                                               -------------
              MEXICO: 3.5%
  1,000,000   United Mexican States
                6.25%, due 12/31/19 ..........       836,074
  1,000,000   United Mexican States (Rights) .            --
                                               -------------
                                                     836,074
                                               -------------
              POLAND: 3.0%
  2,680,000*  Government of Poland
                16.00%, due 10/12/98 .........       710,046
                                               -------------
              SOUTH AFRICA: 5.3%
  5,100,000*  Electricity Supply Commission
                11.00%, due 06/01/08 .........       884,050
  2,000,000*  Republic of South Africa
                12.00%, due 02/28/05 .........       379,509
                                               -------------
                                                   1,263,559
                                               -------------

              UNITED KINGDOM: 4.5%
    600,000*  Government of United Kingdom
                Treasury Bond
                7.50%, due 12/07/06 ..........    $1,063,134
                                               -------------

              TOTAL GOVERNMENT OBLIGATIONS
                (cost $12,122,393) ...........    11,786,822
                                               -------------

              CORPORATE BONDS:  37.1%
              CANADA:  8.8%
$ 1,000,000   CHC Helicopter
                11.50%, due 07/15/02 .........     1,072,500
    500,000*  Rogers Communication, Inc.
                10.50%, due 02/14/06 .........       379,974
    700,000*  Stelco, Inc.
                10.40%, due 11/30/09 .........       633,161
                                               -------------
                                                   2,085,635
                                               -------------

              CZECH REPUBLIC:  3.3%
 12,500,000*  CEZ, A.S.
                11.30%, due 06/06/05 .........       342,491
 14,800,000*  Skofin S.R.O., A.S.
                11.625%, due 02/09/98 ........       423,650
                                               -------------
                                                     766,141
                                               -------------

              DENMARK:  7.9%
  5,430,090*  Nykredit
                7.00%, due 10/01/26 ..........       793,434

  5,436,353*  REALKREDIT DANMARK
                7.00%, due 10/01/26. .........       795,936
  1,998,666*  Unikredit
                7.00%, due 10/01/26. .........       291,596
                                               -------------
                                                   1,880,966
                                               -------------

              UNITED STATES: 17.1%
    700,000   Archibold Candy Corporation
                10.25%, due 7/01/04. .........       736,750
    566,372   BA Mortgage Securities, Inc.,
              Series 1997-2, Class B4
                7.25%, due 10/25/27** ........       399,292
  1,000,000   Chiquita Brands International, Inc.
                10.25%, due 11/01/06 .........     1,096,250
    200,000   Clark Material Handling Company
                10.75%, due 11/15/06 .........       213,500
    195,430   DLJ Mortgage Acceptance Corporation
                7.25%, due 9/25/11** .........       161,719
    934,697   Norwest Asset Securities Corporation
              Series 1997-6, Class B4,
                7.50%, due 5/25/27** .........       663,635

LEXINGTON RAMIREZ GLOBAL INCOME FUND
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997 (Continued)


PRINCIPAL                                             VALUE
AMOUNT OR SHARES         SECURITY                    (NOTE 1)
--------------------------------------------------------------------------------
                    UNITED STATES (CONTINUED)
$      699,822      PNC Mortgage Securities Corporation,
                    Series 1997-5, Class B5,
                      7.25%, due 10/25/27** ....... $     491,625
       312,266      Residential Asset
                    Securitization Trust,
                    Series 1997-A6, Class B4
                      7.25%, DUE 9/25/12** ........       288,260
                                                    -------------
                                                        4,051,031
                                                    -------------
                    TOTAL CORPORATE BONDS
                      (cost $8,822,010) ...........     8,783,773
                                                    -------------
                    TOTAL LONG-TERM DEBENTURES
                      (cost $20,944,403) ..........    20,570,595
                                                    -------------
                    SHORT-TERM INVESTMENTS: 9.7%
                    LEBANON: 2.4%
   882,470,000*     Government of Lebanon Treasury Bills
                      0%, DUE 2/19/98 .............       567,753
                                                    -------------
                    MEXICO: 3.1%
     6,200,000*     Cetes
                      0%, due 3/05/98. ............       744,292
                                                    -------------
                    TURKEY:  3.0%
20,000,000,000*     Government of Turkey
                    Treasury Bills
                      0%, due 5/27/98 .............       716,674
                                                    -------------
                    UNITED STATES:  1.2%
       300,000      U.S. Treasury Bills
                      5.35%, due 06/25/98 ..........       292,417
                                                     -------------
                    TOTAL SHORT-TERM INVESTMENTS
                      (cost $2,385,691) ............     2,321,136
                                                     -------------
                    Call Options Written: (0.1%)

     1,995,455      Government of Brazil "C"
                    strike price $77.812 expires
                    01/28/98 (premium $42,218)
                    (Note 8) .......................       (55,094)
                                                     -------------
                    TOTAL INVESTMENTS:  96.5%
                      (cost $23,330,094) (Note 1) ..    22,836,637
                                                     -------------
                    Other assets in excess of
                      liabilities: 3.5%. ...........       831,096
                                                     -------------
                    TOTAL NET ASSETS:  100.0%
                      (equivalent to $10.58 per share
                      on 2,236,035 shares
                      outstanding) ................. $  23,667,733
                                                     =============


 *Principal amount represents local currency.
**Restricted Security (Note 9).
 +Aggregate cost for Federal income tax purposes is $23,330,224.

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS
Investments, at value (cost $23,330,094) (Note1) .......  $ 22,836,637
Cash ...................................................        11,283
Receivable for investment securities sold ..............     1,587,139
Receivable for shares sold .............................       457,459
Interest receivable ....................................       515,194
Unrealized gain on open forward contracts (Note 7) .....        24,805
                                                          ------------
       TOTAL ASSETS ....................................    25,432,517
                                                          ------------

LIABILITIES
Due to Lexington Management Corporation (Note 2) .......        28,638
Payable for investment securities purchased ............     1,583,543
Payable for shares redeemed ............................        11,753
Distributions payable ..................................        99,788
Accrued expenses .......................................        41,062
                                                          ------------
       TOTAL LIABILITIES ...............................     1,764,784
                                                          ------------
NET ASSETS (equivalent to $10.58 per share on
  2,236,035 shares outstanding) (Note 4) ...............  $ 23,667,733
                                                          ============

NET ASSETS consist of:
Additional paid-in capital (Note 1) ....................  $ 24,155,138
Distributions in excess of net investment income (Note 1      (148,142)
Accumulated net realized gain on investments
 and foreign currency holdings (Note 1)                         97,112
Unrealized depreciation on investments
 and foreign currency holdings                                (436,375)
                                                          ------------
       TOTAL NET ASSETS ................................  $ 23,667,733
                                                          ============


    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 1997

INVESTMENT INCOME
Interest ...........................................................$    2,388,523
Less: foreign tax expense ..........................................        17,222
                                                                    --------------
Total investment income ............................................               $     2,371,301

EXPENSES
   Investment advisory fee (Note 2) ................................       212,446
   Distribution expense (Note 3) ...................................        53,111
   Transfer agent and shareholder servicing expense (Note 2) .......        32,317
   Printing and mailing expenses ...................................        29,113
   Custodian expense. ..............................................        28,177
   Registration fees ...............................................        26,958
   Accounting expenses (Note 2) ....................................        24,832
   Professional fees ...............................................        19,641
   Directors' fees and expenses ....................................        17,393
   Computer processing fees ........................................         7,082
   Other expenses ..................................................         9,346
                                                                    --------------
      Total expenses. ..............................................       460,416
      Less: expenses recovered under contract with
         investment adviser (Note 2) ...............................       141,233        319,183
                                                                    -------------- --------------

      Net investment income.........................................                    2,052,118

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 5)
   Net realized gain (loss) on:
      Investments ..................................................       686,638
      Foreign currency transactions ................................      (592,345)
                                                                    --------------
         Net realized gain .........................................                       94,293

Net change in unrealized appreciation on:
      Investments ..................................................    (1,156,404)
      Foreign currency translation of other assets and liabilities .         1,953
                                                                    --------------
         Net change in unrealized appreciation .....................                   (1,154,451)
                                                                                   --------------
            Net realized and unrealized loss .......................                   (1,060,158)
                                                                                   --------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................               $      991,960
                                                                                   ==============


    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1997 and 1996

                                                                             1997            1996
                                                                        ------------    ------------
NET INVESTMENT INCOME ...............................................   $  2,052,118    $  1,816,665
Net realized gain from investments and foreign currency transactions          94,293         193,850
Net change in unrealized appreciation of investments
   and foreign currency translation .................................     (1,154,451)        222,285
                                                                        ------------    ------------
      Increase in net assets resulting from operations ..............        991,960       2,232,800

Distributions to shareholders from net investment income ............     (1,746,581)     (1,529,914)
Distributions to shareholders from net realized gains from
  security transactions .............................................       (556,566)        (92,247)

Increase (decrease) in net assets from capital share
   transactions (Note 4) ............................................     (4,130,900)     16,244,449
                                                                        ------------    ------------

      Net increase (decrease) in net assets .........................     (5,442,087)     16,855,088

NET ASSETS
   Beginning of period ..............................................     29,109,820      12,254,732
                                                                        ------------    ------------
   End of period (including distributions in excess of net investment
      income of $97,112 and $86,311, 1997 and 1996, respectively) ...   $ 23,667,733    $ 29,109,820
                                                                        ============    ============


   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996


1.  SIGNIFICANT ACCOUNTING  POLICIES
Lexington Ramirez Global Income Fund (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Long-term debt obligations held by the Fund are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when LMC deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation. Equity securities are valued at the last sale price on the exchange or in the principal OTC market in which such securities are traded, as of the close of business on the day the securities are being valued, in the absence of any sales, securities are valued at the mean of the last available bid and asked price. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by management and approved in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

      FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

      FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

      DISTRIBUTIONS Dividends from net investment income are normally declared and paid quarterly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with

LEXINGTON RAMIREZ GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

1.  SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

      USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with MFR Advisors Inc. ("MFR") under which MFR provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and MFR, LMC pays MFR a monthly sub-advisory fee at the annual rate of .50% of the fund's average daily net assets. For 1997, LMC has voluntarily agreed to limit the total expenses of the Fund (including management fee but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.50% of the Fund's average daily net assets. Total reimbursement was $141,233 for the year ended December 31, 1997, and is set forth in the statement of operations.

The  Fund  reimbursed  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $40,337, which are incurred by the Fund, but paid by LMC.

3. DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1997 were $53,111 and are set forth in the statement of operations.

4. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                      Year ended                      Year ended
                                                   December 31, 1997               December 31, 1996
                                             ----------------------------    ----------------------------
                                                 Shares          Amount         Shares           Amount
                                             ------------    ------------    ------------    ------------
Shares sold ..............................      1,230,549    $ 13,579,416       2,090,482    $ 23,291,607
Shares issued on reinvestment of dividends        259,657       2,825,735         119,710       1,308,206
                                             ------------    ------------    ------------    ------------
                                                1,490,206      16,405,151       2,210,192      24,599,813
Shares redeemed ..........................     (1,848,616)    (20,536,051)       (755,281      (8,355,364)
                                             ------------    ------------    ------------    ------------
Net increase (decrease) ..................       (358,410)   $ (4,130,900)      1,454,911    $ 16,244,449
                                             ============    ============    ============    ============

LEXINGTON RAMIREZ GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)


5.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1997, excluding short-term securities, were $21,640,298 and $22,798,588, respectively.

At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,008,209 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,446,702.

6.  INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

7.  FORWARD FOREIGN EXCHANGE CONTRACTS

At December 31, 1997, the Fund was committed to sell foreign currency under the following forward foreign exchange contract:

                                           Contract
                                            Amount                                            Unrealized
                         Settlement         (Local          In Exchange                          Gain
Contract                    Date           Currency)            For            Value           12/31/97
--------                 ----------        ---------        -----------        ------          --------
Danish Kroner .......      1/12/98         12,750,000        $1,887,016        $1,862,211       $24,805
                                                                                                =======

8. OPTION CONTRACTS

      When the Fund writes a call option, an amount equal to the premium received by the fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)


8.    OPTION CONTRACTS (CONTINUED)

The following written call option transactions occurred during the year ended December 31, 1997:

                                                                         Number of
                                                             Premiums    Contracts
                                                            ---------    ---------
Options written, outstanding at December 31, 1996 .......   $   5,530        1
Options written during the period ended December 31, 1997     315,067       15
Options exercised .......................................    (103,343)      (9)
Options expired .........................................    (175,036)      (6)
                                                            ---------    -----
Options written, outstanding at December 31, 1997 .......   $  42,218        1
                                                            =========    =====

9.    RESTRICTED SECURITIES

The following securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.

                                             Shares or
                                            Acquisition    Principal          Market       % of Net
Security                                       Date          Amount           Value         Assets
--------                                     --------       -------          --------      -------
BAMortgage Securities ...................    12/17/97       $566,372       $  399,292        1.69%
DLJ Mortgage Acceptance .................    10/25/96        195,430          161,719        0.68
Norwest Asset Securities ................    03/21/97        934,697          663,635        2.80
PNCMortgage Securities ..................    09/11/97        699,822          491,625        2.08
Residential Asset .......................    07/31/97        312,266          288,260        1.22
                                                                           ----------        ----
                                                                           $2,004,531        8.47%
                                                                           ==========        ====

Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities are deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.


10.   TAX INFORMATION (UNAUDITED)

Capital gain distributions paid to shareholders by the Fund during the year ended December 31, 1997, whether taken in shares or cash:

      $305,288 are designated as 28 percent long-term capital gains.

      $106,877 are designated as 20 percent long-term capital gains.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                              Year ended December 31,
                                                           -----------------------------------------------------
                                                             1997       1996        1995       1994       1993
                                                           -------    -------      ------    --------   --------
Net asset value, beginning of period ...................   $ 11.22    $ 10.75      $ 9.80    $  10.95   $  10.39
                                                           -------    -------      ------    --------   --------

Income (loss) from investment operations:
  Net investment income ................................      1.04       1.01        0.96        0.46       0.53
  Net realized and unrealized gain (loss) from
    investments and foreign currency transactions ......     (0.50)      0.36        0.95       (1.16)      0.58
                                                           -------    -------     -------      ------    -------
Total income (loss) from investment operations .........      0.54       1.37        1.91       (0.70)      1.11
                                                           -------    -------      ------    --------   --------
Less distributions:
  Distributions from net investment income .............     (0.91)     (0.86)      (0.96)      (0.45)     (0.55)
  Distributions from net realized gains ................     (0.27)     (0.04)         --          --         --
                                                           -------    -------     -------      ------    -------
Total distributions ....................................     (1.18)     (0.90)      (0.96)      (0.45)     (0.55)
                                                           -------    -------     -------      ------    -------
Net asset value, end of period .........................   $ 10.58    $ 11.22     $ 10.75      $ 9.80    $ 10.95
                                                           =======    =======     =======      ======    =======
Total return ...........................................     5.00%     13.33%      20.10%      (6.52%)    10.90%
Ratio to average net assets:
  Expenses, before reimbursement or waiver .............     2.17%      2.33%       3.07%       1.80%      1.44%
  Expenses, net of reimbursement or waiver .............     1.50%      1.50%       2.75%       1.50%      1.44%
  Net investment income,
    before reimbursement or waiver .....................     8.99%      9.49%       9.48%       4.18%      4.83%
  Net investment income ................................     9.66%     10.32%       9.80%       4.48%      4.83%
  Portfolio turnover ...................................   117.94%     71.83%     164.72%      10.20%     31.06%
Net assets, end of period (000's omitted) ..............   $23,668    $29,110     $12,255     $10,351    $14,576

INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders
Lexington Ramirez Global Income Fund


      We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Ramirez Global Income Fund as of December 31, 1997, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted on audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. As to securities purchased and sold, but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Ramirez Global Income Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.




                                                           KPMG Peat Marwick LLP



New York, New York
February 12, 1998

LEXINGTON
INVESTOR SERVICES
--------------------------------------------------------------------------------

AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.*

                            -----------------------

FREE TELEPHONE EXCHANGE--Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                            -----------------------

CHECK WRITING PRIVILEGES--Lexington Money Market Trust and Lexington Tax Free Money Fund permit investors immediate access to their funds with check writing for withdrawals from their account.

                            -----------------------

TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                            -----------------------

CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                            -----------------------

SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                            -----------------------

COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.



THE LEXINGTON GROUP OF NO LOAD INVESTMENT COMPANIES

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long-term capital appreciation through investments primarily in equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC. --Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.


LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP VALUE FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.



For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.


*Redemptions on shares of Lexington Troika Dialog Russia Fund, Inc. held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

LEXINGTON
RAMIREZ GLOBAL INCOME FUND



INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

SUB-ADVISER
--------------------------------------------------------------------------------
MFR ADVISORS, INC.
1 Liberty Plaza
46th Floor
165 Broadway
New York, New York 10006

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


  ------------------------------------------------------------------------------
  ALL SHAREHOLDER REQUESTS FOR SERVICES OF
  ANY KIND SHOULD BE SENT TO:

  TRANSFER AGENT
  ------------------------------------------------------------------------------
  STATE STREET BANK AND
  TRUST COMPANY
  c/o National Financial Data Services
  1004 Baltimore
  Kansas City, Missouri 64105

  OR CALL TOLL FREE:
  SERVICE AND SALES: 1-800-526-0056
  24 HOUR ACCOUNT INFORMATION:
  1-800-526-0052
  ------------------------------------------------------------------------------



--------------------------------------------------------------------------------
(800) 526-0052


                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements

--------------------------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Ramirez Global Income Fund and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

--------------------------------------------------------------------------------
                                   LEXINGTON
--------------------------------------------------------------------------------


================================================================================

                                    LEXINGTON
                                     RAMIREZ
                                     GLOBAL
                                     INCOME
                                      FUND
--------------------------------------------------------------------------------
                            o Quarterly dividends
                            o Capital appreciation potential
                            o Free telephone exchange
                              privilege
                            o No sales charge
--------------------------------------------------------------------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 1997

                               The Lexington Group
                                   of NO LOAD
                              Investment Companies

================================================================================